Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2019	Dec. 31, 2018
Income Taxes
Income Taxes

6. Income Taxes

Prior to March 2019, the Company was a Cayman Islands incorporated holding company with U.K. tax residency. On March 14, 2019, the Company implemented a domestication (the Domestication) pursuant to Section 388 of the Delaware General Corporation Law and Section 206 of the Companies Law (2018 Revision), as amended, of the Cayman Islands pursuant to which it became a Delaware corporation and no longer subject to the laws of the Cayman Islands.

Historically, the Company’s Bermuda based subsidiary, PSRE, was not required to pay any taxes on its income or capital gains but was subject to a 1% U.S. federal excise tax on reinsurance premiums assumed. As a result of the Domestication, PSRE’s income is subject to U.S. federal income tax in 2019.

Prior to 2019, the Company maintained a valuation allowance on the U.S. tax attributes due to significant negative evidence, including cumulative U.S. losses in the most recent three-year period and our assessment that the realization of the net deferred tax assets did not meet the "more likely than not" criteria under ASC 740, Income Taxes. Management assessed available positive and negative evidence to estimate whether sufficient future taxable income would be generated to permit use of the existing deferred tax assets. The projected reversal of temporary differences, the Domestication, and projected future operating income in the U.S. represents significant positive evidence, which outweighed the historical negative evidence.

Based on this evidence, management determined it was more likely than not that the federal deferred tax assets are recoverable and therefore the associated valuation allowance was released as of March 31, 2019. State NOL carryforwards, due to the limited carryforward period, do not meet the “more likely than not” criteria and the Company will continue to maintain a valuation allowance on the associated deferred tax assets.  The Company decreased the valuation allowance on the federal deferred tax assets by $1.7 million as a result of this analysis.  The amount of the deferred tax asset considered realizable, however, could be adjusted if estimates of future taxable income during the carryforward period change or if objective negative evidence in the form of cumulative losses is no longer present.

The tax expense for the three months ended September 30, 2019 was in line with the expected tax computed at the statutory rate of 21%.  For the nine months ended September 30, 2019 tax expense differs from the expected tax computed at the statutory tax rate of 21% primarily due to a U.S. tax benefit of $1.7 million for the reversal of a significant portion of our U.S. deferred tax valuation allowance offset by tax expense of $4.8 million from the addback related to the stock compensation charge recognized during the first quarter that is not deductible for tax purposes.

10. Income Taxes

As of December 31, 2018 and 2017, the Company was a Cayman Islands incorporated holding company with U.K. tax residency. The Company’s Bermuda based subsidiary, PSRE, is not required to pay any taxes on its income or capital gains but is subject to a 1% U.S. federal excise tax on reinsurance premiums assumed.

The Company’s U.S. domiciled affiliates (PIH, PSIC and PGIA) file a consolidated federal income tax return and combined or separate state returns as required by state law. The insurance company pays premium taxes on gross premiums written in lieu of some states’ income or franchise taxes.

The components of the Company’s federal income tax expense (benefit) are as follows:

	Years Ended
	December 31,
	2018	2017	2016
	(in thousands)
Current	$(6)	$11	$—
Deferred	—	1,134	(337)
Income tax expense (benefit)	$(6)	$1,145	$(337)

As of December 31, 2018 and 2017, significant components of the Company’s deferred tax assets and liabilities were as follows:

	December 31,
	2018	2017
	(in thousands)
Deferred tax assets:
Losses and LAE reserve discount	$22	$22
Net operating losses	702	1,476
Investment amortization	119	119
Unearned premiums	1,914	2,469
Capitalized organizational costs	304	334
Unrealized losses on investments	505	—
Other	306	457
Total deferred tax assets	$3,872	$4,877
Deferred tax liabilities:
Deferred acquisition costs	$(2,127)	$(3,184)
Unrealized gains on investments	—	(734)
Other	(68)	(12)
Total deferred tax liabilities	(2,195)	(3,930)
Net deferred tax asset before valuation allowance	1,677	947
Valuation allowance	(1,677)	(947)
Total net deferred tax assets	$—	$—

Management assessed available positive and negative evidence to estimate whether sufficient future taxable income would be generated to permit use of the existing deferred tax assets. The Company recorded a valuation allowance in 2017 due to a 3‑year cumulative loss and a large catastrophe event during 2017. The Company increased the valuation allowance by $0.7 million in 2018 due to an increase in net deferred tax assets. The amount of the deferred tax asset considered realizable, however, could be adjusted if estimates of future taxable income during the carryforward period are increased or if objective negative evidence in the form of cumulative losses is no longer present.

The following is a reconciliation of the statutory federal income tax rate to the Company’s effective tax rate for the tax years ended December 31, 2018 and 2017:

	Years Ended December 31,
	2018		2017		2016
	($ in thousands)
Expense computed at federal tax rate	$3,825	21.00%	$1,675	34.00%	$2,135	34.00%
Non‑U.S. group member income	(4,409)	(24.21)%	(1,632)	(33.12)%	(2,093)	(33.34)%
Dividend received deduction and tax‑exempt interest	(144)	(0.79)%	(467)	(9.47)%	(415)	(6.61)%
Impact of tax reform	—	—	580	11.76%	—	—
Valuation allowance	678	3.72%	947	19.23%	—	—
Other	44	0.24%	42	0.83%	36	0.58%
Income tax expense (benefit)	$(6)	(0.03)%	$1,145	23.23%	$(337)	(5.37)%

The Company has a federal net operating loss carryforward of $3.3 million at December 31, 2018. Unless utilized, the Company’s net operating loss carryforwards will begin to expire in 2034.

On December 22, 2017, the President of the United States signed into law the Tax Act. The legislation significantly changes U.S. tax law by, among other things, lowering corporate income tax rates from 35% to 21%, effective January 1, 2018. U.S. GAAP requires companies to recognize the effect of tax law changes in the period of enactment. We evaluated all available information and made reasonable estimates of the impact of tax reform to substantially all components of our net deferred tax assets as of December 31, 2017. We finalized our accounting for the Tax Act during 2018 with no significant impact to earnings or deferred taxes.

As of December 31, 2018 and 2017, the Company had no uncertain tax positions that required either recognition or disclosure in the consolidated financial statements. This is not expected to change significantly during the next twelve months. The Company classifies interest and penalties, if any, related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The Company’s income tax returns for 2014 through 2018 remain subject to examination by the tax authorities.